UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/11/2006

Website Pros, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51595

Delaware	94-3327894
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12735 Gran Bay Parkway West, Building 200
Jacksonville, FL 32258
(Address of principal executive offices, including zip code)

(904) 680-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On December 11, 2006, Website Pros, Inc.'s President and Chief Executive Officer terminated his prearranged trading plan (the "Plan"). The Plan was adopted on August 9, 2006 in accordance with Rule 10b5-1(c)(1) of the Securities Exchange Act of 1934.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Website Pros, Inc.

Date: December 12, 2006	By:	/s/ Kevin M. Carney
Kevin M. Carney
Chief Financial Officer